UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2010

CAS MEDICAL SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13839 (Commission File Number)	06-1123096 (I.R.S. Employer Identification No.)
44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code) (203) 488-6056 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the annual meeting of stockholders of CAS Medical Systems, Inc. (the “Company”) held on June 9, 2010, two proposals were voted upon and approved by the Company’s stockholders.  A brief description of each proposal voted upon at the annual meeting and the number of votes cast for, against and withheld, as well as the number of abstentions and broker non-votes, where applicable, are set forth below.

(1) Election of members of the Board of Directors, each for a term of one year

Nominee	For	Withheld	Broker Non-Votes

Jerome S. Baron	4,516,825	1,282,581	2,901,340
Lawrence S. Burstein	4,520,835	1,278,571	2,901,340
Evan Jones	5,529,390	270,016	2,901,340
Andrew E. Kersey	5,331,172	468,234	2,901,340
Louis P. Scheps	4,311,196	1,488,210	2,901,340
Kenneth R. Weisshaar	5,529,390	270,016	2,901,340

(2) Ratification of the appointment of J.H. Cohn LLP as auditor for the Company for the fiscal year ending December 31, 2010

For	Against	Abstain
7,609,424	1,045,320	46,003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: June 10, 2010	By:	/s/ Jeffery A. Baird
Jeffery A. Baird
Chief Financial Officer

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